SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
                             INFORMATION REQUIRED IN
                                 PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the  registrant  [ X ]

Filed by a party other than the  registrant  [ ]

Check the  appropriate  box:

[X] Preliminary  Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       NORTH COUNTRY FINANCIAL CORPORATION
                (Name of registrant as specified in its charter)


    (Name of person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         (1)     Title of each class of securities to which transaction applies:
                 ______________________________________________________________

         (2)     Aggregate number of securities to which transaction applies:
                 ______________________________________________________________

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________________________

         (4)     Proposed maximum aggregate value of transaction:______________

         (5)     Total fee Paid:_______________________________________________

[ ]   Fee paid previously with preliminary materials

[ ]   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:______________________________________

         (2)      Form, schedule, or registration statement no.:_______________

         (3)      Filing party:________________________________________________

         (4)      Date filed:__________________________________________________

                                                                PRELIMINARY COPY
                                                                    DATE: 6/1/98

North Country Financial Corporation                      This Proxy is solicited
130 South Cedar Street                                          on behalf of the
Manistique, Michigan 49854                                    Board of Directors

                                      PROXY

     The undersigned hereby appoints Michael C. Henricksen and Ronald G. Ford as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of North Country Financial Corporation held of record by the undersigned on July 1, 1998, at the special meeting of shareholders to be held August 11, 1998, and at any adjournment thereof.

1. Proposal to increase the Corporation's authorized common stock, no par value, to 18,000,000 shares.

        [   ]   FOR              [   ]    AGAINST           [   ]   ABSTAIN

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposal 1.


Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


______________________________________     _____________________________________
        Signature                          Signature if held jointly


Dated: ___________________, 1998





PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                                                                PRELIMINARY COPY
                                                                   DATE: 6/1//98

                       NORTH COUNTRY FINANCIAL CORPORATION

                      P.O. Box 369, 130 South Cedar Street
                           Manistique, Michigan 49854

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           To Be Held August 11, 1998


     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of North Country Financial Corporation (the "Corporation"), a Michigan corporation, will be held on August 11, 1998, at 12:00 noon at 130 South Cedar Street, Manistique, Michigan, for the following purposes:


      1. To consider and act upon a proposal to approve an amendment to the Corporation's Articles of Incorporation to increase the Corporation's authorized shares of common stock, no par value per share, from 6,000,000 shares to 18,000,000 shares.

      2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed July 1, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.


                                           By order of the Board of Directors



                                           Paulette Demers, Secretary



      Your vote is important. Even if you plan to attend the meeting, please date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it promptly in the enclosed envelope. Note that if the stock is held in more than one name, all parties must sign the proxy form.


Dated:  July 10, 1998

                       NORTH COUNTRY FINANCIAL CORPORATION
                      P.O. Box 369, 130 South Cedar Street
                           Manistique, Michigan 49854

                                 PROXY STATEMENT

     This Proxy Statement and the enclosed proxy are furnished in connection with the solicitation of proxies by the Board of Directors of North Country Financial Corporation (the "Corporation"), a Michigan bank holding company, to be voted at a Special Meeting of Shareholders of the Corporation to be held on Tuesday, August 11, 1998, at 12 :00 noon, at 130 South Cedar Street, Manistique, Michigan, or at any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders and in this Proxy Statement.

                              VOTING AT THE MEETING

     This Proxy Statement has been mailed on or about July 10, 1998, to all holders of record of common stock of the Corporation as of the record date. The Board of Directors of the Corporation has fixed the close of business on July 1, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting of Shareholders and any adjournment thereof.

     The Corporation has only one class of common stock and one class of preferred stock. As of July 1, 1998, there were shares of common stock of the Corporation outstanding and no shares of preferred stock outstanding. Each outstanding share will entitle the holder thereof to one vote on each separate matter presented for vote at the meeting. Votes cast at the meeting and submitted by proxy are counted by the inspectors of the meeting, who are appointed by the Corporation.

     If a Proxy in the enclosed form is properly executed and returned to the Corporation, the shares represented by the Proxy will be voted at the Special Meeting and any adjournment thereof. If a shareholder specifies a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by the Proxy will be voted for the proposal set forth in this Proxy Statement, and in accordance with the judgment of the persons named as proxies with respect to any other matter which may come before the meeting. A proxy may be revoked before exercise by notifying the Chairman of the Board in writing or in open meeting, by submitting a proxy of a later date or attending the meeting and voting in person. All shareholders are encouraged to date and sign the enclosed proxy form, indicate your choice with respect to the matters to be voted upon, and return it to the Corporation.







                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                  PROPOSAL TO INCREASE AUTHORIZED COMMON STOCK

     The Corporation's Board of Directors has proposed that the first paragraph of Article III of the Corporation's Articles of Incorporation ("Articles") be amended to read as follows:

      "The total number of shares of all classes of stock which the corporation shall have authority to issue is 18,500,000 shares, of which 18,000,000 shares shall be a single class of common stock and 500,000 shares shall be series preferred stock."

     This amendment would increase the Corporation's authorized common stock from 6,000,000 shares to 18,000,000 shares of common stock, without par value. The purpose of this amendment is to provide additional shares of common stock for future issuance. As of July 1, 1998, issued shares of common stock totaled , leaving shares of common stock for future issuance as authorized by the Board of Directors of the Corporation. The amendment would not change the number of shares of series preferred stock which the Corporation has authority to issue.

     The Corporation does not have any present plan, understanding or agreement to issue additional shares of common stock except for a possible 3-for-1 stock split. A 3-for-1 stock split would not be possible without an increase in the authorized common stock. The Board of Directors believes that it is advisable to have additional shares of common stock available for possible future acquisitions, public offerings and stock dividends or stock splits. The Board of Directors of the Corporation will determine whether and on what terms the issuance of shares of common stock may be warranted and appropriate.

     All of the additional shares resulting from the increase in the Corporation's authorized common stock would be of the same class with the same dividend, voting and liquidation rights as the shares of common stock presently outstanding. The shares would be unreserved and available for issuance. No further authorization for the issuance of common shares by shareholder vote is required under the Corporation's existing Articles, and none would be required prior to the issuance of the additional common shares by the Corporation. Shareholders have no preemptive rights to acquire any shares issued by the Corporation under its existing Articles, and shareholders would not acquire any such rights with respect to any additional shares under the proposed amendment to its Articles.

     While the Corporation is not aware of any pending or threatened effort to gain control of the Corporation, shareholders should be aware that the authority of the Board to issue common stock might be considered as having the effect of discouraging an attempt by another person or entity to effect a takeover or otherwise gain control of the Corporation, because the issuance of additional common stock, would dilute the voting power of the stock then outstanding. The Corporation's authorized series preferred stock could also be used for these purposes.

     Other provisions of the Corporation's Articles could also be viewed as potential impediments to efforts to acquire control of the Corporation. Specifically, those provisions of the Articles requiring the election of only one-third of the directors of the Corporation every year, and the requirement that the Board of Directors, in evaluating a takeover proposal, consider interests of constituencies of the Corporation in addition to its shareholders, or amendment to or deletion of any of the foregoing provisions, could be used in a manner calculated to prevent the removal of management and make more difficult or discourage a change in control of the Corporation. The Corporation has no present intention of soliciting the vote of shareholders on any other proposal, or series of proposals, to deter changes in control of the Corporation.

     If the proposed amendment to increase the authorized shares of common stock is approved, common stock may, as noted, be issued without further action by the shareholders and without first offering such shares to the Corporation's shareholders for subscription. Issuance of common stock otherwise than on a pro rata basis to all current shareholders would reduce current shareholders' proportionate interests.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Corporation is required for approval of the proposed amendment to the Corporation's Articles. Unless otherwise directed by a shareholder's proxy, the persons named as proxy voters in the accompanying proxy will vote FOR the amendment.

     The Board of Directors has determined that the proposed amendment is desirable and recommends a vote FOR the amendment.

                          INFORMATION ABOUT DIRECTORS


     The following information relating to the principal occupation or employment has been furnished to the Corporation by the respective directors. Each of those persons has been engaged in the occupations stated below for more than five years.


                      Directors Whose Terms Expire in 2001
                                                                                                    Director of
                                                                                      Age        Corporation Since
Stanley J. Gerou II.............................................................      49               1989
      Owner, Gerou Excavating, Inc.
Thomas G. King..................................................................      45               1987
      President, Top of Lake Investment Company
John Lindroth...................................................................      42               1987
      President, Superior State Agency, Inc. (Insurance Agency)

                      Directors Whose Terms Expire in 2000

Charles B. Beaulieu.............................................................      60               1984
      Owner, Beaulieu Funeral Home, Inc.
Bernard A. Bouschor.............................................................      49               1996
      Tribal Chairman, Sault Tribe of Chippewa Indians
C. Ronald Dufina................................................................      53               1992
      Owner, Balsam Shop, Inc., HRD, Inc., Island Leasing, Inc., and
      Mackinaw Island Hospitality, Inc. (companies involved in tourism)

                      Directors Whose Terms Expire in 1999

Michael C. Henricksen...........................................................      55               1988
      Co-Owner, Satellite Services, Inc., a service company
John P. Miller..................................................................      60               1976
      Owner, Peoples Store Co., Inc. (Retail Clothing)
Ronald G. Ford..................................................................      50               1987
      President, North Country Bank & Trust, North Country Financial
      Corporation, First Manistique Agency, First Northern Services and First
      Rural Relending Co.

                            OWNERSHIP OF COMMON STOCK

     The following table sets forth certain information as of July 1, 1998, as to the common stock of the Corporation owned beneficially by each director, each executive officer, and by all directors and executive officers of the Corporation as a group. Mr. Ernest D. King, also listed in the table below, is the only shareholder known to the Corporation to have been the beneficial owner of more than five percent (5%) of the Corporation's outstanding common stock as of July 1, 1998. His mailing address is P.O. Box 216, Naubinway, Michigan 49762.

                                                                            Shared
                                                Sole Voting               Voting and
                                              and Investment              Investment                 Percent
                                                 Power (1)                Power (1)                of Class (2)
                                                -----------              -----------               ------------
Charles B. Beaulieu                                 1,727                   12,867                     .61%
Bernard A. Bouschor                                   100
C. Ronald Dufina                                    2,194                    6,314                     .35%
Ronald G. Ford                                      7,706                   23,846 (3)                1.32%
Stanley Gerou                                       6,300                   30,806  (4)               1.55%
Michael Henricksen                                  1,800                   44,493 (4)                1.95%
Loren Hulsizer                                                              18,000                     .75%
Thomas G. King                                                              22,902                     .95%
John Lindroth                                       4,050                   15,950 (5)                 .84%
John P. Miller                                                              39,122                    1.64%
Richard B. Demers                                   4,033                    3,336 (3)                 .31%
Sherry L. Littlejohn                                3,144                          (3)                 .06%

All Directors and Executive                        31,054                  217,636                   10.33%
Officers as a group (12 persons)

Ernest D. King                                                             181,584 (6)                7.63%


(1) Includes shares with respect to which executive officers and directors have the right to acquire beneficial ownership under stock options exercisable in 60 days. At July 1, 1998, there were a total of 15,150 such shares.
(2) Calculated on the basis of the amount of shares outstanding, plus 15,150 shares acquirable upon exercise of options described in the preceding footnote.
(3) Messrs. Ford and Demers, and Ms. Littlejohn, together with one other officer of the Corporation, share voting and investment power with respect to 23,739 shares. These shares are included in the shares shown as owned by Mr. Ford.
(4) Michael Henricksen and Stanley Gerou own 425 shares in a company called SDM. These shares are not reported in their totals.
(5) John Lindroth owns 3,000 shares that are in the name Superior State Agency. John is a major shareholder in Superior State and these shares are reported in his totals.
(6) Ernest D. King holds 170,700 shares jointly with his wife and an additional 10,884 shares with various children and grandchildren.

                              SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered by the Corporation for inclusion in the 1999 Annual Meeting of Shareholders proxy materials must be received by the Corporation no later than November 15, 1998.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any matter to be presented for action at the meeting, other than the matters set forth herein. If any other business should come before the meeting, the Proxy will be voted in respect thereof in accordance with the best judgment of the persons authorized therein, and discretionary authority to do so is included in the proxy. The cost of soliciting proxies will be borne by the Corporation. In addition to solicitation by mail, officers and other employees of the Corporation and its subsidiaries may solicit proxies by telephone or in person, without compensation other than their regular compensation.

     Shareholders are urged to sign and return the enclosed proxy in the enclosed envelope. A prompt response will be helpful and appreciated.


BY ORDER OF THE BOARD OF DIRECTORS



Paulette Demers
Secretary
July 10, 1998